UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  February 27, 2008
(Date of earliest event reported)

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number:  001-31390

Delaware	06-1195422
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
(Address of principal executive offices, including zip code)

(763) 551-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective February 27, 2008, Christopher & Banks Corporation (the “Company”) adopted a new Code of Conduct (the “New Code of Conduct”).  Previously the Company had in place a code of conduct, a conflict of interest policy and a legal compliance policy statement (collectively, the “Prior Documents”).  The New Code of Conduct replaces the Prior Documents.  A copy of the New Code of Conduct is attached as Exhibit 14 to this Current Report on Form 8-K and incorporated herein by reference.  The New Code of Conduct is also available on the Company’s website at www.christopherandbanks.com by clicking on “Investor Relations” and then “Corp. Governance.”

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

14                                    Code of Conduct of Christopher & Banks Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

By:	/s/ Andrew K. Moller
Andrew K. Moller Executive Vice President and Chief Financial Officer

Date: February 29, 2008

EXHIBIT INDEX

Exhibit Number	Description

14	Code of Conduct of Christopher & Banks Corporation	.